NATIONWIDE MUTUAL FUNDS
Nationwide Investor Destinations Conservative Fund

Supplement dated April 30, 2014
to the Summary Prospectus dated March 26, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the Summary Prospectus is amended as follows:

The heading “Portfolio Manager” and the information under the heading “Portfolio Manager” on page 4 of the Summary Prospectus are deleted in their entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey, Jr.	Head of Asset Strategies, NFA	Since 2007
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE